                                                           Exhibit 10.17

                     THIRD AMENDMENT TO SECURED CREDIT AGREEMENT

     This Third Amendment to Secured Credit Agreement (this "AGREEMENT") is dated as of April 14, 1999, and is between Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER"), and First Source Financial LLP, an Illinois limited liability partnership, as Agent for Lenders party to the Secured Credit Agreement (as defined below) (the "AGENT").

                                       RECITALS

     WHEREAS, the parties hereto are parties to that certain Secured Credit Agreement, dated as of July 31, 1998 (as amended by that certain First Amendment to Credit Agreement, dated as of November 1, 1998, and that certain Second Amendment to Credit Agreement, dated as of January ___, 1999, and as from time to time further amended, restated, supplemented or otherwise modified and in effect, the "SECURED CREDIT AGREEMENT"); and

     WHEREAS, Borrower and Lenders desire to amend the Secured Credit Agreement to make certain changes thereto and to correct certain matters, all as set forth below.

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                      AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Secured Credit Agreement.

     2.   WAIVERS.

     (a) AUDIT OPINION. Lenders and Agent hereby waive any Unmatured Event of Default or Event of Default caused by Borrower's breach of Section 11.1(a) of the Secured Credit Agreement arising from the qualification by Ernst & Young, LLP of Borrower's 1998 annual audit report relating to Borrower's failure to comply with the Net Worth and Interest Coverage Ratio covenants set forth in Sections 11.33(a) and 11.33(b) of the Secured Credit Agreement.

     (b) MONTHLY FINANCIAL STATEMENTS. Lenders and Agent hereby waive any Unmatured Event of Default or Event of Default caused by Borrower's failure to deliver the financial statements required by Section 11.1(c) for the months of January 1999 and February 1999, on a timely basis;

PROVIDED, that such financial statements shall be delivered to Agent no later than April 20, 1999 and April 30, 1999, respectively.

     (c) FINANCIAL COVENANTS. Lenders and Agent hereby waive any Unmatured Event of Default or Event of Default caused by Borrower's failure to comply with the Net Worth and Interest Coverage Ratio covenants set forth in Sections 11.33(a) and 11.33(b) of the Secured Credit Agreement through December 31, 1998.

     3. AMENDMENTS TO SECURED CREDIT AGREEMENT. The Secured Credit Agreement is hereby amended as follows:

     (a) Section 4.1 of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          SECTION 4.1    INTEREST RATES.   Subject to SECTION 4.3, Borrower
     hereby promises to pay interest on the outstanding principal amount of each Loan for the period commencing on the date thereof until such Loan is paid in full, at a rate per annum determined by reference to the Prime Rate or the LIBOR Rate, respectively. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to SECTION 2.3 or at the time a Notice of LIBOR Activity is given pursuant to SECTION 4.3, as the case may be. If on any day any portion of any Loan is outstanding with respect to which notice has not been given to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest thereon, then for that day, such portion of such Loan shall be a Prime Rate Loan and shall bear interest at a rate determined by reference to the Prime Rate. Subject to SECTION 4.3, each Prime Rate Revolving Loan and LIBOR Rate Revolving Loan shall bear interest at a rate per annum determined as follows: (a) if it is a Prime Rate Revolving Loan, then at the sum of the Prime Rate in effect from time to time PLUS the Prime Revolver Margin; or (b) if it is a LIBOR Rate Revolving Loan, then at the sum of the LIBOR Rate for the applicable Interest Period PLUS the LIBOR Revolving Margin. From and after March 25, 1999, the Prime Revolver Margin and LIBOR Revolving Margin will be 1.50% and 3.00% per annum, respectively.

          Notwithstanding anything contained in this SECTION 4.1, in
     SECTION 4.3 or any other provision of this Agreement to the contrary, from and after March 25, 1999 (the "PRIME RATE EFFECTIVE DATE"), Borrower may not borrow or continue any Loan at the LIBOR Rate or convert any Loan to the LIBOR Rate. Upon the expiration of the Interest Period with respect to each LIBOR Rate Loan in effect on the Prime Rate Effective Date, such LIBOR Rate Loan shall automatically be converted into a Prime Rate Loan. If Borrowing Availability is equal to or greater than $2,500,000 for thirty (30) consecutive days occurring on or after the Prime Rate Effective Date, then Borrower's option to borrower, continue and convert Loans at the LIBOR Rate in accordance with the terms of this Agreement shall be reinstated; PROVIDED, HOWEVER, that if Borrowing Availability is less than $2,500,000 at any time thereafter, then Borrower may not borrow or continue any Loan at the LIBOR Rate or convert any Loan to the LIBOR Rate until such time as Borrowing Availability is equal to or greater than $2,500,000 for thirty (30) consecutive days.

     (b) Section 5.6 of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          SECTION 5.6 APPRAISAL FEES. Borrower shall pay to Agent all appraisal costs and expenses related to the following appraisals of Borrower's music catalog prepared after the Closing Date at the request of Agent: (i) any appraisals conducted during the occurrence and continuance of a Default or Event of Default; (ii) the appraisal requested by Agent on April 9, 1999, and (iii) in addition to any appraisal referenced in clauses (i) and (ii) above, one appraisal conducted after the second anniversary of the Closing Date.

     (c) Section 11.33(a) of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (a) NET WORTH. Maintain Net Worth at all times during each period listed below of at least the amounts set forth opposite such period:


                    Period                              Minimum
                                                        Net Worth
     Fiscal Quarter ending March 31, 1999              $6,000,000
     Fiscal Quarter ending June 30, 1999               $5,000,000
     Fiscal Quarter ending September 30, 1999          $7,800,000
     Fiscal Quarter ending December 31, 1999           $9,200,000
     Fiscal Quarter ending March 31, 2000              $22,000,000
     Fiscal Quarter ending June 30, 2000               $22,000,000
     Fiscal Quarter ending September 30, 2000          $22,000,000
     Fiscal Quarter ending December 31, 2000           $24,500,000
     Fiscal Quarter ending March 31, 2000 and
          each Fiscal Quarter thereafter               $24,500,000 plus fifty
                                                       percent (50%) of
                                                       cumulative quarterly Net
                                                       Income (without


                                                       giving effect to any
                                                       quarterly net losses in
                                                       determining Net Income)

     (d) Section 11.33(b) of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (b) INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio measured on the last day of a Fiscal Quarter for the twelve (12) month period ending on the last day of such Fiscal Quarter to be less than the ratio listed below opposite such period:


          PERIODS                                      RATIO
     Fiscal Quarter ending December 31, 1999           2.3 to 1.0
     Fiscal Quarter ending March 31, 2000
          and each Fiscal Quarter thereafter           3.0 to 1.0

     (e) Section 11.33 of the Secured Credit Agreement is hereby amended by adding the following new Section 11.33(d) immediately following Section 11.33(c):

          (d) EBITDA. Not permit EBITDA measured on the last day of a Fiscal Quarter for the twelve (12) month period (or, in the case of the Fiscal Quarters ending before December 31, 1999, for the period from and including January 1, 1999, to and including the last day of such Fiscal Quarter) ending on the last day of such Fiscal Quarter to be less than the amount listed below opposite such period:


          PERIODS                                  MINIMUM EBITDA
     Fiscal Quarter ending March 31, 1999          ($315,000)
     Fiscal Quarter ending June 30, 1999            $170,000
     Fiscal Quarter ending September 30, 1999     $4,300,000
     Fiscal Quarter ending December 31, 1999      $7,000,000


     (f) The Secured Credit Agreement is hereby amended by adding the following new Section 11.34 immediately following Section 11.33:

          SECTION 11.34 STOCK ISSUANCE. In consideration for the execution by Agent and Lenders of that certain Third Amendment to Credit

Agreement, dated as of April 14, 1999, among Borrower, Agent and Lenders, Borrower agrees to issue Agent, or Agent's designated Affiliate ("FS AFFILIATE"), for the benefit of Lenders, Eight Thousand Seven Hundred Fifty-One (8,751) shares of common stock of Borrower, par value $.001 per share (the "SHARES"), subject to the terms and conditions hereinafter set forth.

          (a) DELIVERY OF SHARES. A stock certificate for the Shares shall be delivered to FS Affiliate within ten (10) days after the execution of this Agreement by the parties hereto.

          (b)  PAYMENT OF TAXES.   The issuance of certificates for the Shares
     shall be made without charge to Agent, any Lender or FS Affiliate for any stock transfer or other issuance tax in respect thereof; PROVIDED, HOWEVER, that FS Affiliate shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then FS Affiliate as reflected upon the books of Borrower.

          (c)  PUT RIGHT.     FS Affiliate shall have the following Put Right:

               (i) FS Affiliate shall have the right to cause Borrower to repurchase all (but not less than all) of the Shares (the "PUT RIGHT") at a price equal to $60,000.00 (the "REPURCHASE PRICE"); PROVIDED, HOWEVER, that (1) no Put Closing (as hereinafter defined) shall occur prior to December 31, 1999 (the "EXERCISE DATE"), and (2) the Put Right shall expire if, at any time from April 14, 1999 until the Exercise Date, the closing price per share of the Common Stock is greater than or equal to $8.00 per share for 15 consecutive trading days as quoted by NASDAQ or a similar service.

               (ii) If FS Affiliate desires to exercise the Put Right, FS Affiliate shall provide notice in writing (the "PUT NOTICE") by first class mail, postage prepaid, to Borrower, on or prior to the Exercise Date. The Put Right shall be exercised, if at all, on or before the Exercise Date.

               (iii)     If Borrower receives a Put Notice pursuant to
          CLAUSE (C)(II) above, it shall deliver to FS Affiliate, by first class mail, postage prepaid, mailed as soon as practicable and if possible within ten (10) days of the receipt by Borrower of the Put Notice, a notice stating: (A) the date as of which such repurchase shall occur (which date (the "PUT CLOSING") shall not be more than ten (10) days following the Exercise Date); and (B) the place where the certificate or certificates representing the Shares are to be surrendered for payment.

               (iv) At the Put Closing, FS Affiliate shall deliver to Borrower the certificate or certificates representing the Shares and Borrower shall deliver to FS Affiliate an amount equal to the "Repurchase Price" by wire transfer of immediately available funds to an account designated by FS Affiliate.

               (v) Borrower shall not (and shall not permit any Affiliate of Borrower to) enter into any contract or other consensual arrangement that by its terms restricts Borrower's ability to honor the Put Right.

               (vi) No Person other than FS Affiliate (for the benefit of Agent and Lenders) is intended to be a beneficiary of the Put Right. FS Affiliate may not assign the Put Right without the written consent of Borrower.

          (d) REGISTERED SHARES. The Shares shall have been registered under the Securities Act of 1933, as amended, and each of the Shares is duly authorized, validly issued, fully paid and non-assessable.

          (e) LEGEND. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend in the following form:

     "The reoffer and resale of the securities represented by this certificate have been registered under the Securities Act of 1933, as amended (the "ACT"), pursuant to a Registration Statement on Form S-3, and may not be offered or sold except (i) pursuant to a current prospectus under the Registration Statement, (ii) pursuant to a separate effective registration statement under the Act, (iii) to the extent applicable, pursuant to Rule 144 under the Act (or similar rule under such Act relating to the disposition of securities), or (iv) upon the delivery by the holder to the issuer of an opinion of counsel, reasonably satisfactory to counsel for the issuer, stating that an exemption from registration under such Act is unavailable."

          (f) REMOVAL OF LEGEND. Notwithstanding the foregoing, FS Affiliate may require Borrower to issue a stock certificate for the Shares without a legend if the Shares are sold pursuant to any of clauses (e)(i) through
     (e)(iv) above.

     4. REPRESENTATIONS AND WARRANTIES. To induce Agent to enter into this Agreement and to make all future Loans under the Secured Credit Agreement, Borrower represents and warrants to Agent that:

     (a) DUE AUTHORIZATION, ETC. The execution, delivery and performance by Borrower of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any Requirement of Law or Contractual Obligation binding upon such entity. This Agreement is the legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its respective terms.

     (b) CERTAIN AGREEMENTS. To the best of Borrower's knowledge, on the date hereof all warranties of the Borrower thereto set forth in the Secured Credit Agreement are true and correct in all material respects, without any waiver or modification thereof and no default of any party exists under the Secured Credit Agreement or any Related Document.

     (c) FINANCIAL INFORMATION. All balance sheets, all statement of operations, of shareholders' equity and of changes in financial position, and other financial data which have been or shall hereafter be furnished to Agent for the purposes of or in connection with this Agreement have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will, present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

     (d) LITIGATION. No material litigation (including, without limitation, derivative actions), arbitrations, governmental investigation or proceeding or inquiry shall, on the date hereof, be pending which was not previously disclosed in writing to Agent and no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigations, or proceeding or inquiry previously disclosed to Agent in writing.

     5.   CONDITIONS TO EFFECTIVENESS.  This Agreement shall be effective as of
(a) October 1, 1998 with respect to SECTION 2 hereof and (b) the date hereof with respect to all other Sections of this Agreement, upon the satisfaction of the conditions set forth in this SECTION 5 and delivery of the following documents to Agent on or prior to the date hereof (unless another date is specified), in form and substance satisfactory to Agent:

     (a)  AMENDMENT.     Borrower shall have delivered to Agent executed
originals of this Agreement.

     (b) CONSENTS AND ACKNOWLEDGMENTS. Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Agreement.

     (c) NO DEFAULT. As of the date hereof after giving effect to this Agreement and the waiver set forth in SECTION 2 hereof, no Unmatured Event of Default or Event of Default under any Related Document shall have occurred and be continuing.

     6.   AFFIRMATION OF GUARANTIES.

     Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by Borrower and Agent, (ii) agrees that this Agreement does not nor shall it limit or diminish in any manner its obligations under its Guaranty or under any of the other Related Documents to which it is a party, (iii) agrees that this Agreement shall not be construed as requiring the consent of any Guarantor in any other circumstance, (iv) reaffirms its obligations under its Guaranty and all of the other Related Documents to which it is a party, and (v) agrees that its Guaranty and such other Related Documents remain in full force and effect and are each hereby ratified and confirmed.

     7.   MISCELLANEOUS.

     (a) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     (b) GOVERNING LAW. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Wherever possible each provision of this Agreement shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provision of this Agreement.

     (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     (d) SUCCESSORS AND ASSIGNEES. This Agreement shall be binding upon Borrower, the Lenders and Agent and their respective successors and assignees, and shall inure to the sole benefit of Borrower, Agent and each Lender and their successors and assignees.

     (e) REFERENCES. Any reference to the Secured Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Credit Agreement, any Note or any of the Collateral Documents provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Credit Agreement, any Note or the Collateral Documents. Instead, it is the express intention of the parties hereto to reaffirm the existence of the indebtedness created under the Secured Credit Agreement which is evidenced by Notes and secured by the various Collateral Documents. The Secured Credit Agreement and each of the Related Documents as amended hereby remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Secured Credit Agreement or any Related Document to which the Lenders and Agent are a party nor, except as set forth in SECTION 2 hereof, constitute a waiver of any provision in or Event of Default or Unmatured Event of Default (now or hereafter existing) under the terms of the Secured Credit Agreement or any Related Document.

     (g) FEES AND EXPENSES. In accordance with Section 14.4 of the Secured Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, execution and delivery of this Agreement.

     (h) AMENDMENT FEE. Borrower agrees to issue to FS Affiliate the Shares described in SECTION 3(F) hereof.


                               [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.


                                      PLATINUM ENTERTAINMENT, INC.,
                                       as Borrower:


                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------



                                      FIRST SOURCE FINANCIAL LLP,
                                        as a Lender and as Agent


                                      By:  First Source Financial, Inc.,
                                      Its: Manager


                                           By: /s/Gregory R. Cooper
                                               ------------------------------
                                           Name Printed: Gregory R. Cooper
                                                         --------------------
                                           Title: Senior Vice President
                                                  ---------------------------




                                      LEXICON MUSIC, INC., as Guarantor


                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------


                                      PEG PUBLISHING, INC., as Guarantor

                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------



                                       S-1
                  [TO THIRD AMENDMENT TO SECURED CREDTI AGREEMENT]

                                      ROYCE PUBLISHING, INC., as Guarantor

                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------


                                             JUSTMIKE MUSIC, INC., as Guarantor

                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------



                                      By:  /s/Douglas C. Laux
                                          -----------------------------------
                                      Name Printed:  Douglas C. Laux
                                                     ------------------------
                                      Title:  Chief Financial Officer
                                             --------------------------------


                                       S-2
                  [TO THIRD AMENDMENT TO SECURED CREDTI AGREEMENT]